Payables to third parties	6 Months Ended
Jun. 30, 2019
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Payables to third parties
12.	Payables to third parties
Payables to third parties correspond to amounts to be paid to commercial establishments with respect to transactions carried out by their card holders, net of the intermediation fees and discounts applied. PagSeguro Brazil’s average settlement terms agreed upon with commercial establishments is up to 30 days.